Exhibit 4(a)(3)

                         TRUST SUPPLEMENT NO. 2002-1G-2

                           Dated as of April 30, 2002

                                     between

                              DELTA AIR LINES, INC.

                                       and

               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION,

                                   as Trustee,

                                       To

                          PASS THROUGH TRUST AGREEMENT
                          Dated as of November 16, 2000

               Delta Air Lines, Inc. Pass Through Trust 2002-1G-2
                             6.417% Delta Air Lines
                           Pass Through Certificates,
                                Series 2002-1G-2

                         TRUST SUPPLEMENT NO. 2002-1G-2

            This TRUST SUPPLEMENT NO. 2002-1G-2, dated as of April 30, 2002 (the "Trust Supplement"), between DELTA AIR LINES, INC., a Delaware corporation, and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as Trustee, to the Pass Through Trust Agreement, dated as of November 16, 2000, between the Company (such term and other capitalized terms used herein without definition being defined as provided in
Section 1.01) and the Trustee (the "Basic Agreement").

                              W I T N E S S E T H:

            WHEREAS, the Basic Agreement, which is unlimited as to the aggregate face amount of Certificates that may be issued and authenticated thereunder, has heretofore or concurrently herewith been executed and delivered;

            WHEREAS, subject to clause (ii) of this recital, (i) pursuant to each Indenture with respect to an Aircraft owned by Delta at the time such Indenture is entered into (an "Owned Aircraft"), Delta will issue on a recourse basis four (or, in the case of a Boeing 737-832 Aircraft, three) series of Equipment Notes secured by such Aircraft and (ii) if an Aircraft becomes subject to a sale/leaseback transaction at any time after the date hereof (a "Leased Aircraft"), pursuant to an Indenture with respect to such Aircraft, as amended and restated in connection with such sale/leaseback transaction, the Owner Trustee will assume on a non-recourse basis Delta's obligations in respect of the Equipment Notes secured by such Aircraft, subject to re-optimization of such Equipment Notes (if such sale/leaseback transaction occurs prior to May 1, 2003);

            WHEREAS, the Trustee shall hereby declare the creation of the Class G-2 Trust (as defined below) for the benefit of Holders of the Class G-2 Certificates (as defined below) to be issued in respect of such Class G-2 Trust, and the initial Holders of the Class G-2 Certificates, as grantors of such Class G-2 Trust, by their respective acceptances of the Class G-2 Certificates, shall join in the creation of the Class G-2 Trust with the Trustee;

            WHEREAS, all Certificates to be issued by the Class G-2 Trust will evidence Fractional Undivided Interests in the Class G-2 Trust and will have no rights, benefits or interests in respect of any other separate Trust or the property held therein;

            WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement and the Participation Agreements, the Trustee on behalf of the Class G-2 Trust shall purchase the Equipment Notes issued by the Company pursuant to the Indentures relating to the Aircraft having the identical interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Class G-2 Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Class G-2 Certificateholders;

            WHEREAS, pursuant to the terms and conditions of the Intercreditor Agreement referred to in Section 3.01(h) hereof (the "Intercreditor Agreement"), the Trustee and the other parties thereto will agree to the terms of subordination set forth therein;

            WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

            WHEREAS, this Trust Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

            NOW THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions. Unless otherwise specified herein or the context otherwise requires, capitalized terms used but not defined herein shall have the respective meanings set forth, and shall be construed and interpreted in the manner described, in the Basic Agreement or, to the extent not defined therein, in the Intercreditor Agreement.

            Section 1.02 Amended Definitions. For purposes of the Class G-2 Trust, the definitions of the following capitalized terms as specified heretofore in Section 1.01 of the Basic Agreement shall be amended to read as follows:

            "Pool Balance: means, with respect to the Class G-2 Certificates as of any date, (i) the original aggregate face amount of the Class G-2 Certificates less (ii) the aggregate amount of all distributions made in respect of the Class G-2 Certificates other than distributions made in respect of interest or premium or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any Regular Distribution Date or Special Distribution Date shall be computed after giving effect to the payment of principal, if any, on the Series G-2 Equipment Notes or other Trust Property held in the Class G-2 Trust and the distribution thereof to be made on such date and payments under the Policy made for the benefit of the Class G-2 Certificateholders (other than in respect of the Liquidity Facilities and interest on the Class G-2 Certificates)."

            "Trust Property: means, with respect to the Class G-2 Trust, (i) subject to the Intercreditor Agreement, the Series G-2 Equipment Notes held as the property of the Class G-2 Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the Certificate Account and the Special Payments Account, each for the Class G-2 Trust, and, subject to the Intercreditor Agreement, any proceeds from the sale by the Trustee pursuant to Article VI of the Basic Agreement of any Series G-2 Equipment Note referred to in (i) above, (iii) all rights of the Class G-2 Trust and the Trustee, on behalf of the Class G-2 Trust, under the Intercreditor Agreement or Class G-2 Liquidity Facility, including, without limitation, all rights to receive all monies and other property payable thereunder, (iv) all monies or other property receivable under the Intercreditor Agreement or the Class G-2 Liquidity Facility and (v) all monies or other property payable to the Trustee on behalf of the Class G-2 Trust pursuant to the Policy."

                                   ARTICLE II

                              DECLARATION OF TRUST

            Section 2.01 Declaration of Trust. The Trustee hereby declares the creation of a Trust, designated the "Delta Air Lines Pass Through Trust 2002-1G-2" (the "Class G-2 Trust"), for the benefit of the Holders of the Class G-2 Certificates to be issued in respect of such Class G-2 Trust, and the initial Holders of the Class G-2 Certificates, as grantors of such Class G-2 Trust, by their respective acceptances of the Class G-2 Certificates, join in the creation of such Class G-2 Trust with the Trustee. The Trustee, by the execution and delivery of this Trust Supplement, acknowledges its acceptance of all right, title and interest in and to the Trust Property to be acquired pursuant to Section 2.02 of the Basic Agreement and the Participation Agreements and the Trustee will hold such right, title and interest for the benefit of all present and future Holders of the Class G-2 Certificates, upon the trusts set forth in the Basic Agreement and this Trust Supplement.

                                   ARTICLE III

                                THE CERTIFICATES

            Section 3.01 The Certificates. There is hereby created a series of Certificates to be issued under this Agreement designated as "6.417% Delta Air Lines Pass Through Certificates, Series 2002-1G-2" (the "Class G-2 Certificates"). Each Class G-2 Certificate represents a Fractional Undivided Interest in the Class G-2 Trust created hereby. The Class G-2 Certificates shall be the only instruments evidencing a Fractional Undivided Interest in the Class G-2 Trust.

            The terms and conditions applicable to the Class G-2 Certificates and the Class G-2 Trust are as follows:

            (a) The aggregate face amount of the Class G-2 Certificates that may be authenticated and delivered under this Agreement (except for Class G-2 Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Class G-2 Certificates pursuant to Sections 3.03, 3.04, 3.05 and 3.06 of the Basic Agreement) is $370,286,000.

            (b) The Cut-off Date is May 28, 2002.

            (c) The Regular Distribution Dates with respect to any payment of Scheduled Payments means January 2 and July 2 of each year, commencing on January 2, 2003, until payment of all of the Scheduled Payments to be made under the Equipment Notes has been made. The entire principal amount of the Equipment Notes to be held by the Class G-2 Trust is scheduled for payment on July 2, 2012.

            (d) The Special Distribution Dates with respect to the Class G-2 Certificates means any Business Day on which a Special Payment is to be distributed pursuant to this Agreement.

            (e) The Class G-2 Certificates shall be in the form attached hereto as Exhibit A, shall be Book-Entry Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and The Depository Trust Company, as initial Clearing Agency, attached hereto as Exhibit B.

            (f) The proceeds of the Class G-2 Certificates issued by the Class G-2 Trust shall be used to acquire the Equipment Notes described in
      Schedule I, such Equipment Notes to relate to the Aircraft described in
      Schedule II and the Note Documents described in Schedule III.

            (g) Any Person acquiring or accepting a Class G-2 Certificate or an interest therein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either (i) no assets of a Plan or any trust established with respect to a Plan, have been used to purchase Class G-2 Certificates or an interest therein or (ii) the purchase and holding of Class G-2 Certificates or interests therein by such Person is exempt from the prohibited transaction restrictions of ERISA and the Code or materially similar provisions of Similar Law pursuant to one or more prohibited transaction statutory or administrative exemptions.

            "Plan" means a retirement plan or other employee benefit plan or arrangement, including for this purpose an individual retirement account, annuity or Keogh plan, that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986 (the "Code"), or such a plan or arrangement which is a foreign, church or governmental plan or arrangement exempt from Title I of ERISA and Section 4975 of the Code but subject to a foreign, federal, state, or local law which is substantially similar to the provisions of Title I of ERISA or Section 4975 of the Code (each, a "Similar Law").

            (h) The Class G-2 Certificates will be subject to the following Intercreditor Agreement (and to the extent the terms thereof (including the definitions of defined terms) are inconsistent with the terms of this Agreement, such Intercreditor Agreement shall control): that certain Intercreditor Agreement, dated as of the date hereof, among State Street Bank and Trust Company of Connecticut, National Association, as Trustee under each Trust (as defined therein), MBIA Insurance Corporation, as the Policy Provider, Westdeutsche Landesbank Girozentrale, New York Branch, as Class G-1 Liquidity Provider, Class G-2 Liquidity Provider and Class C Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent thereunder. Potential Purchasers shall have the rights upon the occurrence of a Triggering Event set forth in Article IV hereof. The Trustee and, by acceptance of any Class G-2 Certificate, each Certificateholder thereof, agrees to be bound by all of the provisions of the Intercreditor Agreement, including the subordination provisions of Section 9.09 thereof.

            (i) The Class G-2 Certificates will have the benefit of the following Liquidity Facility: that certain Revolving Credit Agreement, dated as of the date hereof, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent under the Intercreditor Agreement, as agent and trustee for the Class G-2 Trust, and Westdeutsche Landesbank Girozentrale, New York Branch.

            (j) Payments of interest on the Class G-2 Certificates when due and payment of the outstanding balance on the Class G-2 Certificates on the Final Legal Distribution Date for the Class G-2 Certificates and under certain other circumstances will be supported by a financial guaranty insurance policy to be issued by the Policy Provider under the Policy Provider Agreement, such policy, together with any policy issued in replacement thereof pursuant to the Intercreditor Agreement, in each case as amended, supplemented or otherwise modified from time to time in accordance with their respective terms, being the "Policy."

            (k) Subject to Section 2.02(b) of the Basic Agreement, there will not be any deposit agreement, escrow agreement or other similar arrangement prior to delivery of the Aircraft.

            (l) The Company may at any time purchase any of the Class G-2 Certificates at any price in the open market and may hold such Class G-2 Certificates to maturity.

            (m) The Responsible Party is the Company.

            Section 3.02 Delivery of Documents. The Trustee is hereby directed
(i) to execute and deliver the Intercreditor Agreement referred to in Section 3.01(h) of this Trust Supplement and the Policy Provider Agreement, each in the form delivered to the Trustee by the Company and (ii) subject to the respective terms thereof, to perform its obligations thereunder.

            Section 3.03 Policy Provider Agreement. For purposes of this Trust Supplement, the representations and warranties of the Trustee set forth in
Section 7.15(b), (c), (d) and (e) of the Basic Agreement shall be amended by adding the phrase "the Policy Provider Agreement" after each reference to "Intercreditor Agreement" therein.

                                   ARTICLE IV

                                     DEFAULT

            Section 4.01 Purchase Rights of Certificateholders. (a) By acceptance of its Class G-2 Certificate, each Class G-2 Certificateholder agrees that at any time after the occurrence and during the continuation of a Triggering Event,

            (i) unless the Policy Provider has purchased or given notice of its election to purchase the Class G-1 Certificates pursuant to Section 4.01(a)(v) hereof, if the Class G-1 Trustee is then the Controlling Party, each Class G-2 Certificateholder shall have the right to purchase, for the purchase price set forth in the Class G-1 Trust Agreement, all, but not less than all, of the Class G-1 Certificates upon ten days' prior written notice to the Class G-1 Trustee and each other Class G-2 Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class G-2 Certificateholder notifies such purchasing Class G-2 Certificateholder that such other Class G-2 Certificateholder wants to participate in such purchase, then such other Class G-2 Certificateholder may join with the purchasing Class G-2 Certificateholder to purchase all, but not less than all, of the Class G-1 Certificates pro rata based on the Fractional Undivided Interest in the Class G-2 Trust held by each such Class G-2 Certificateholder and (B) if prior to the end of such ten-day period any other Class G-2 Certificateholder fails to notify the purchasing Class G-2 Certificateholder of such other Class G-2 Certificateholder's desire to participate in such a purchase, then such other Class G-2 Certificateholder shall lose its right to purchase the Class G-1 Certificates pursuant to this Section 4.01(a)(i); and

            (ii) unless the Policy Provider has purchased or given notice of its election to purchase the Class G-2 Certificates pursuant to Section 4.01(a)(v) hereof, if the Trustee is then the Controlling Party, each Class G-1 Certificateholder shall have the right to purchase all, but not less than all, of the Class G-2 Certificates upon ten days' prior written notice to the Trustee and each other Class G-1 Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class G-1 Certificateholder notifies such purchasing Class G-1 Certificateholder that such other Class G-1 Certificateholder wants to participate in such purchase, then such other Class G-1 Certificateholder may join with the purchasing Class G-1 Certificateholder to purchase all, but not less than all, of the Class G-2 Certificates pro rata based on the Fractional Undivided Interest in the Class G-1 Trust held by each such Class G-1 Certificateholder and (B) if prior to the end of such ten-day period any other Class G-1 Certificateholder fails to notify the purchasing Class G-1 Certificateholder of such other Class G-1 Certificateholder's desire to participate in such a purchase, then such other Class G-1 Certificateholder shall lose its right to purchase the Class G-2 Certificates pursuant to this Section 4.01(a)(ii); and

            (iii) unless the Policy Provider has purchased or given notice of its election to purchase the Class G-1 Certificates and the Class G-1 Certificates pursuant to Section 4.01(a)(v) hereof, each Class C Certificateholder shall have the right (which shall not expire upon any purchase of the Class G-2 Certificates or the Class G-1 Certificates pursuant to clause (i) or (ii) above) to purchase all, but not less than all, of the Class G-1 Certificates and the Class G-2 Certificates upon ten days' prior written notice to the Trustee, the Class G-1 Trustee and each other Class C Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class C Certificateholder notifies such purchasing Class C Certificateholder that such other Class C Certificateholder wants to participate in such purchase, then such other Class C Certificateholder may join with the purchasing Class C Certificateholder to purchase all, but not less than all, of the Class G-1 Certificates and the Class G-2 Certificates pro rata based on the Fractional Undivided Interest in the Class C Trust held by each such Class C Certificateholder and (B) if prior to the end of such ten-day period any other Class C Certificateholder fails to notify the purchasing Class C Certificateholder of such other Class C Certificateholder's desire to participate in such a purchase, then such other Class C Certificateholder shall lose its right to purchase the Class G-1 Certificates and the Class G-2 Certificates pursuant to this Section 4.01(a)(iii); and

            (iv) unless the Policy Provider has purchased or given notice of its election to purchase the Class G-1 Certificates and the Class G-1 Certificates pursuant to Section 4.01(a)(v) hereof ( it being understood that such purchase or election to purchase shall not affect the rights of the Class D Certificateholders with respect to the purchase of the Class C Certificates), each Class D Certificateholder (other than the Company or any of its Affiliates) shall have the right (which shall not expire upon any purchase of the Class G-1 Certificates or the Class G-2 Certificates pursuant to clause (i), (ii) or (iii) above) to purchase all, but not less than all, of the Class G-1 Certificates, the Class G-2 Certificates and the Class C Certificates upon ten days' prior written notice to the Trustee, the Class G-1 Trustee, the Class C Trustee and each other Class D Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class D Certificateholder notifies such purchasing Class D Certificateholder that such other Class D Certificateholder wants to participate in such purchase, then such other Class D Certificateholder may join with the purchasing Class D Certificateholder to purchase all, but not less than all, of the Class G-1 Certificates, the Class G-2 Certificates and the Class C Certificates pro rata based on the Fractional Undivided Interest in the Class D Trust held by each such Class D Certificateholder and (B) if prior to the end of such ten-day period any other Class D Certificateholder fails to notify the purchasing Class D Certificateholder of such other Class D Certificateholder's desire to participate in such a purchase, then such other Class D Certificateholder shall lose its right to purchase the Class G-1 Certificates, the Class G-2 Certificates and the Class C Certificates pursuant to this Section 4.01(a)(iv); and

            (v) whether or not any Class G-1, Class G-2, Class C or Class D Certificateholders have exercised their rights pursuant to paragraphs (i),
      (ii), (iii) or (iv) above, the Policy Provider (except in the event of a Policy Provider Default), if it is then the Controlling Party, shall have the right to purchase all, but not less than all, of the (x) Class G-2 Certificates upon ten days' written notice to the Trustee and the holders of the Class G-2 Certificates and (y) the Class G-1 Certificates upon ten days' written notice to the Class G-1 Trustee and the holders of the Class G-1 Certificates.

            The purchase price with respect to the Class G-2 Certificates shall be equal to the Pool Balance of the Class G-2 Certificates, together with accrued and unpaid interest in respect thereof to the date of such purchase, without premium, but including any other amounts then due and payable to the Class G-2 Certificateholders under this Agreement, the Intercreditor Agreement or any Note Document or on or in respect of the Class G-2 Certificates; provided, however, that if such purchase occurs after the Record Date relating to any Distribution Date, such purchase price shall be reduced by the amount to be distributed hereunder on such related Distribution Date (which deducted amounts shall remain distributable to, and may be retained by, the Class G-2 Certificateholders as of such Record Date); provided, further that no such purchase of Class G-2 Certificates pursuant to clause (iii) or (iv) above shall be effective unless the purchaser(s) shall certify to the Trustee that contemporaneously with such purchase, such purchaser(s) is purchasing, pursuant to the terms of this Agreement and the Intercreditor Agreement, all of the Class G-1 Certificates, the Class G-2 Certificates and the Class C Certificates that are senior to the securities held by such purchaser(s), subject to the purchase rights of the Policy Provider provided in Section 4.01(a)(v) hereof. Each payment of the purchase price of the Class G-2 Certificates referred to in the first sentence hereof shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section 4.01(a). Each Class G-2 Certificateholder agrees by its acceptance of its Certificate that it will, upon payment from such Class G-1 Certificateholder(s), Class C Certificateholder(s), Class D Certificateholder(s) or the Policy Provider, as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser(s) thereof (without recourse, representation or warranty of any kind except as to its own acts) all of the right, title, interest and obligation of such Class G-2 Certificateholder in this Agreement, the Intercreditor Agreement, the Policy, the Policy Provider Agreement, the Class G-2 Liquidity Facility, the Note Documents and all Class G-2 Certificates held by such Class G-2 Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser(s) shall assume all of such Class G-2 Certificateholder's obligations under this Agreement, the Intercreditor Agreement, the Policy, the Policy Provider Agreement, the Class G-2 Liquidity Facility, the Note Documents and all such Class G-2 Certificates. The Class G-2 Certificates will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of any Class G-2 Certificateholder to deliver any Class G-2 Certificate and, upon such a purchase, (i) the only rights of the Class G-2 Certificateholders will be to deliver the Class G-2 Certificates and (ii) if the purchaser(s) shall so request, each such Class G-2 Certificateholder will comply with all the provisions of Section 3.04 of the Basic Agreement to enable new Class G-2 Certificates to be issued to the purchaser(s) in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Class G-2 Certificates shall be borne by the purchaser(s) thereof.

            (b) This Section 4.01 supplements and, to the extent inconsistent with any provision of Section 6.01(a) of the Basic Agreement, replaces the provisions of Section 6.01(a) of the Basic Agreement. Notwithstanding anything to the contrary set forth herein or in any Operative Agreement, the provisions of this Section 4.01 may not be amended in any manner without the consent of each Class G-1 Certificateholder, Class G-2 Certificateholder, Class C Certificateholder or Class D Certificateholder (other than the Company or any of its Affiliates) that would be adversely affected thereby, or the Policy Provider, if it would be adversely affected thereby.

                                    ARTICLE V

                             SUPPLEMENTAL AGREEMENTS

            Section 5.01 Supplemental Agreements. (a) For purposes of the Class G-2 Trust only, the following provisions of the Basic Agreement shall be amended as provided below.

            (i) Section 7.09(b) of the Basic Agreement shall be amended by inserting the phrase "the Policy Provider," immediately after each reference to "the Company" therein.

            (ii) Section 9.01 of the Basic Agreement shall be amended by adding the phrase "but with, in the case of clauses (2), (4), (5), (7) and (13) below, the consent of the Policy Provider" immediately after the phrase "Without the consent of any Certificateholders,".

            (iii) Section 9.01 of the Basic Agreement shall be amended by adding the phrase "the Policy and the Policy Provider Agreement," after each reference to "Intercreditor Agreement" therein (except for the second such reference in subparagraph (7) thereof).

            (iv) Section 9.02 of the Basic Agreement shall be amended by (A) adding the phrase "and upon the prior written consent of the Policy Provider" immediately after the phrase "by Direction of said Certificateholders delivered to the Company and the Trustee," appearing in the fifth line thereof and (B) by adding the phrase "the Policy Provider and" immediately after the phrase "provided, however, that no such agreement shall, without the consent of" appearing in the 13th line thereof.

            (v) Section 9.02 of the Basic Agreement shall be amended by (i) adding the phrase "the Policy and the Policy Provider Agreement," after each reference to "Intercreditor Agreement" therein (except for such reference in subparagraph (3) thereof) and (ii) adding the following as clause (6) thereof:

            "(6) terminate the Policy or modify the Policy other than amendments already contemplated or required by Section 3.06 of the Policy Provider Agreement."

            (vi) Section 9.04 of the Basic Agreement shall be amended by inserting the phrase "(which opinion shall also be addressed to the Policy Provider)" immediately before the period at the end of such Section.

            (vii) Section 10.01 of the Basic Agreement shall be amended by inserting at the beginning of the second sentence thereof the phrase "Subject to Section 8.01(b) of the Intercreditor Agreement (as defined in Trust Supplement No. 2002-1G-2 dated as of April 30, 2002),".

            (b) Promptly following (i) May 1, 2003 (the "Reoptimization Cut-off Date"), if there has been any change in the information set forth in clauses (x) and (y) below from that set forth in page S-32 of the Prospectus Supplement as a result of any sale/leaseback transaction with respect to any Boeing 737-832 Aircraft, and (ii) any early redemption or purchase of, or any default in the payment of principal or interest in respect of, any of the Series G-2 Equipment Notes held in the Class G-2 Trust, the Trustee shall furnish to Class G-2 Certificateholders of record on such date a statement setting forth (x) the expected Pool Factors for each subsequent Regular Distribution Date following the Reoptimization Cut-off Date and (y) the expected principal distribution schedule of the Series G-2 Equipment Notes, in the aggregate, held as Trust Property at the date of such notice. With respect to the Class G-2 Certificates registered in the name of a Clearing Agency, on the Reoptimization Cut-off Date, the Trustee will request from such Clearing Agency a securities position listing setting forth the names of all Clearing Agency Participants reflected on such Clearing Agency's books as holding interests in the Class G-2 Certificates on such date. The Trustee will mail to each such Clearing Agency Participant the statement described above and will make available additional copies as requested by such Clearing Agency Participant for forwarding to holders of interests in the Class G-2 Certificates.

            (c) The Trustee agrees to send to S&P (at its address at 55 Water Street, 39th Floor, New York, New York, 10041-0003, Attention: Philip A. Baggaley, or such other address as S&P may notify the Trustee) and the Policy Provider (at its address specified in the Intercreditor Agreement) a copy of each notice, statement, report or other written communication sent by the Trustee to each Class G-2 Certificateholder.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

            Section 6.01 Final Termination Date. The respective obligations and responsibilities of the Company and the Trustee created hereby and the Class G-2 Trust created hereby shall terminate upon the distribution to all Certificateholders of Class G-2 Certificates and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, Sr., the father of John F. Kennedy, former President of the United States, living on the date of this Trust Supplement.

            Section 6.02 Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

            Section 6.03 Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT AND THE CLASS G-2 CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 6.04 Counterparts. This Trust Supplement may be executed in any number of counterparts (and each of the parties shall not be required to execute the same counterpart). Each counterpart of this Trust Supplement including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this Trust Supplement, but all of such counterparts together shall constitute one instrument.

            Section 6.05 Intention of Parties. The parties hereto intend that the Class G-2 Trust be classified for United States federal income tax purposes as a grantor trust under Subpart E, Part I, Subchapter J, Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, and not as a trust or association taxable as a corporation or as a partnership. Each Certificateholder of a Class G-2 Certificate, by its acceptance of its Class G-2 Certificate or a beneficial interest therein, agrees to treat the Class G-2 Trust as a grantor trust for all United States federal, state and local income tax purposes. The Trustee shall not be authorized or empowered to do anything that would cause the Class G-2 Trust to fail to qualify as a grantor trust for such tax purposes (including as subject to this restriction, acquiring any Aircraft by bidding the Equipment Notes relating thereto or otherwise, or taking any action with respect to any such Aircraft once acquired).

            IN WITNESS WHEREOF, the parties have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized as of the date first written above.

                                        DELTA AIR LINES, INC.


                                        By: ____________________________________
                                            Name:
                                            Title:


                                        STATE STREET BANK AND TRUST COMPANY OF
                                        CONNECTICUT, NATIONAL ASSOCIATION,
                                        as Trustee


                                        By: ____________________________________
                                            Name:
                                            Title:

                                  EXHIBIT A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                               FORM OF CERTIFICATE

            *Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

----------
* This legend to appear on Book-Entry Certificates to be deposited with The Depository Trust Company.

               DELTA AIR LINES, INC. PASS THROUGH TRUST 2002-1G-2

        6.417% DELTA AIR LINES PASS THROUGH CERTIFICATE, SERIES 2002-1G-2

             Final Expected Regular Distribution Date: July 2, 2012

                  evidencing a fractional undivided interest in a Trust, the property of which includes or will include, among other things, certain Equipment Notes each secured by an Aircraft owned by Delta Air Lines, Inc.

Certificate No. ______      $____________ Fractional           CUSIP No. _______
                            Undivided Interest representing
                            [__________]% of the Trust per
                            $1,000 face amount

            THIS CERTIFIES THAT ________, for value received, is the registered owner of a $______ (______ dollars) Fractional Undivided Interest in the Delta Air Lines Pass Through Trust, Series 2002-1G-2 (the "Trust") created by STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, as trustee (the "Trustee"), pursuant to a Pass Through Trust Agreement, dated as of November 16, 2000 (the "Basic Agreement"), as supplemented by Trust Supplement No. 2002-1G-2 thereto dated as of April 30, 2002 (collectively, the "Agreement"), between the Trustee and Delta Air Lines, Inc., a corporation incorporated under Delaware law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "6.417% Delta Air Lines Pass Through Certificates, Series 2002-1G-2" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement. By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by all of the provisions of the Agreement and the Intercreditor Agreement, including the subordination provisions of Section
9.09 of the Intercreditor Agreement. The property of the Trust includes or will include certain Equipment Notes and all rights of the Trust and the Trustee, on behalf of the Trust, to receive any payments under the Intercreditor Agreement or the Liquidity Facility (the "Trust Property"). Each issue of the Equipment Notes is or will be secured by, among other things, a security interest in certain Aircraft owned by or leased to the Company.

            The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and will have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto.

            Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from funds then available to the Trustee, there will be distributed on each January 2 and July 2 (a "Regular Distribution Date"), commencing on January 2, 2003, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

            Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of a Clearing Agency (or its nominee), such distributions shall be made by wire transfer. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

            The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Trustee or any Loan Trustee or any Affiliate thereof. The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for any payment or distribution to such Certificateholder pursuant to the terms of the Agreement and that it will not have any recourse to the Company, any Owner Trustee, the Trustee or the Loan Trustees except as otherwise expressly provided in the Agreement, in any Note Document or in the Intercreditor Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar, duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interest and integral multiples thereof except that one Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            The Company, the Trustee, the Registrar and any Paying Agent shall deem and treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Company, the Trustee, the Registrar or any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

            Any Person acquiring or accepting this Certificate or an interest herein will, by such acquisition or acceptance, be deemed to represent and warrant to the Company, the Loan Trustees and the Trustee that either: (i) no assets of a Plan or any trust established with respect to a Plan, have been used to purchase this Certificate or an interest herein or (ii) the purchase and holding of this Certificate or interest herein by such Person are exempt from the prohibited transaction restrictions of ERISA and the Code or materially similar provisions of Similar Law pursuant to one or more prohibited transaction statutory or administrative exemptions.

            THIS CERTIFICATE AND THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES AND CERTIFICATEHOLDERS HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                        DELTA AIR LINES, INC. PASS THROUGH TRUST
                                        2002-1G-2

                                        By: STATE STREET BANK AND TRUST COMPANY
                                            OF CONNECTICUT, NATIONAL
                                            ASSOCIATION,
                                            as Trustee


                                        By: ____________________________________
                                            Title:

Dated:

               FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Certificates referred to in the within-mentioned Agreement.

                                        STATE STREET BANK AND TRUST COMPANY OF
                                        CONNECTICUT, NATIONAL ASSOCIATION,
                                        as Trustee


                                        By: ____________________________________
                                            Authorized Officer

                                  EXHIBIT B to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                         [DTC Letter of Representations]

                             [Intentionally Omitted]

                                     N372DA
                    ---------------------------------------

                                SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2
                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,073,800.00

                                     N373DA
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,073,800.00

                                     N374DA
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,075,200.00

                                     N375DA
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,075,200.00

                                     N396DA
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,125,600.00

                                     N397DA
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,125,600.00

                                     N398DA
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,125,600.00

                                     N399DA
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,125,600.00

                                     N3730B
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,128,400.00

                                     N3764D
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,156,400.00

                                      N3765
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,156,400.00

                                      N3766
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,156,400.00

                                      N3767
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,156,400.00

                                      N3768
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,156,400.00

                                     N3769L
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,156,400.00

                                     N37700
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,156,400.00

                                     N3771K
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012               1,156,400.00

                                     N67171
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              16,892,444.59

                                     N185DN
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              19,091,193.30

                                     N186DN
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              19,091,193.26

                                     N187DN
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              19,915,297.95

                                     N188DN
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              19,915,297.95

                                     N189DN
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              20,739,402.65

                                     N190DN
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              20,739,402.65

                                     N191DN
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              20,739,402.65

                                     N192DN
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              20,739,402.65

                                     N828MH
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              28,775,551.40

                                     N829MH
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              28,774,313.79

                                     N830MH
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              28,891,030.48

                                     N831MH
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              28,891,030.48

                                     N832MH
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              28,891,030.48

                                     N833MH
                    ---------------------------------------

                                 SCHEDULE 1-A to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 EQUIPMENT NOTE
                               PRINCIPAL PAYMENTS

                                        Scheduled Principal
                    Payment Date             Payments
                    ------------        -------------------
                    January 2, 2003                   $0.00
                    July 2, 2003                       0.00
                    January 2, 2004                    0.00
                    July 2, 2004                       0.00
                    January 2, 2005                    0.00
                    July 2, 2005                       0.00
                    January 2, 2006                    0.00
                    July 2, 2006                       0.00
                    January 2, 2007                    0.00
                    July 2, 2007                       0.00
                    January 2, 2008                    0.00
                    July 2, 2008                       0.00
                    January 2, 2009                    0.00
                    July 2, 2009                       0.00
                    January 2, 2010                    0.00
                    July 2, 2010                       0.00
                    January 2, 2011                    0.00
                    July 2, 2011                       0.00
                    January 2, 2012                    0.00
                    July 2, 2012              29,011,605.76

                                 SCHEDULE I-B to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                   AGGREGATE EQUIPMENT NOTE PRINCIPAL PAYMENTS

                Payment Date        Scheduled Principal Payments
                ---------------     ----------------------------
                April 30, 2002
                January 2, 2003                            $0.00
                July 2, 2003                                0.00
                January 2, 2004                             0.00
                July 2, 2004                                0.00
                January 2, 2005                             0.00
                July 2, 2005                                0.00
                January 2, 2006                             0.00
                July 2, 2006                                0.00
                January 2, 2007                             0.00
                July 2, 2007                                0.00
                January 2, 2008                             0.00
                July 2, 2008                                0.00
                January 2, 2009                             0.00
                July 2, 2009                                0.00
                January 2, 2010                             0.00
                July 2, 2010                                0.00
                January 2, 2011                             0.00
                July 2, 2011                                0.00
                January 2, 2012                             0.00
                July 2, 2012                      370,286,000.00

                                 SCHEDULE II to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                EQUIPMENT NOTES,
                        PRINCIPAL AMOUNTS AND MATURITIES

              Equipment Notes     Principal Amount      Maturity
              ---------------     ---------------     ------------
              N372DA                 1,073,800.00     July 2, 2012
              N373DA                 1,073,800.00     July 2, 2012
              N374DA                 1,075,200.00     July 2, 2012
              N375DA                 1,075,200.00     July 2, 2012
              N396DA                 1,125,600.00     July 2, 2012
              N397DA                 1,125,600.00     July 2, 2012
              N398DA                 1,125,600.00     July 2, 2012
              N399DA                 1,128,400.00     July 2, 2012
              N3730B                 1,128,400.00     July 2, 2012
              N3764D                 1,156,400.00     July 2, 2012
              N3765                  1,156,400.00     July 2, 2012
              N3766                  1,156,400.00     July 2, 2012
              N3767                  1,156,400.00     July 2, 2012
              N3768                  1,156,400.00     July 2, 2012
              N3769L                 1,156,400.00     July 2, 2012
              N37700                 1,159,200.00     July 2, 2012
              N3771K                 1,159,200.00     July 2, 2012
              N67171                16,892,444.59     July 2, 2012
              N185DN                19,091,193.30     July 2, 2012
              N186DN                19,091,193.26     July 2, 2012
              N187DN                19,915,297.95     July 2, 2012
              N188DN                19,915,297.95     July 2, 2012
              N189DN                20,739,402.65     July 2, 2012
              N190DN                20,739,402.65     July 2, 2012
              N191DN                20,739,402.65     July 2, 2012
              N192DN                20,739,402.65     July 2, 2012
              N828MH                28,775,551.40     July 2, 2012
              N829MH                28,774,313.79     July 2, 2012
              N830MH                28,891,030.48     July 2, 2012
              N831MH                28,891,030.48     July 2, 2012
              N832MH                28,891,030.48     July 2, 2012
              N833MH                29,011,605.76     July 2, 2012

                                 SCHEDULE III to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                    AIRCRAFT

                                             Aircraft
                                           Registration
                    Aircraft                  Number
                    ---------------     -------------------
                    B737-832                  N372DA
                    B737-832                  N373DA
                    B737-832                  N374DA
                    B737-832                  N375DA
                    B737-832                  N396DA
                    B737-832                  N397DA
                    B737-832                  N398DA
                    B737-832                  N399DA
                    B737-832                  N3730B
                    B737-832                  N3764D
                    B737-832                   N3765
                    B737-832                   N3766
                    B737-832                   N3767
                    B737-832                   N3768
                    B737-832                  N3769L
                    B737-832                  N37700
                    B737-832                  N3771K
                    B757-232                  N67171
                    B767-332ER                N185DN
                    B767-332ER                N186DN
                    B767-332ER                N187DN
                    B767-332ER                N188DN
                    B767-332ER                N189DN
                    B767-332ER                N190DN
                    B767-332ER                N191DN
                    B767-332ER                N192DN
                    B767-432ER                N828MH
                    B767-432ER                N829MH
                    B767-432ER                N830MH
                    B767-432ER                N831MH
                    B767-432ER                N832MH
                    B767-432ER                N833MH

                                 SCHEDULE IV to
                         TRUST SUPPLEMENT NO. 2002-1G-2

                                 NOTE DOCUMENTS

                             Participation Agreement
                        Indenture and Security Agreement
                         Series 2002-1G-1 Equipment Note
                         Series 2002-1G-2 Equipment Note
                          Series 2002-1C Equipment Note
                          Series 2002-1D Equipment Note

                       For each of the following aircraft
                       (except for the B737-832 aircraft,
             for which there is no Series 2002-1D Equipment Note):

                                             Aircraft
                                           Registration
                    Aircraft                  Number
                    ---------------     -------------------
                    B737-832                  N372DA
                    B737-832                  N373DA
                    B737-832                  N374DA
                    B737-832                  N375DA
                    B737-832                  N396DA
                    B737-832                  N397DA
                    B737-832                  N398DA
                    B737-832                  N399DA
                    B737-832                  N3730B
                    B737-832                  N3764D
                    B737-832                   N3765
                    B737-832                   N3766
                    B737-832                   N3767
                    B737-832                   N3768
                    B737-832                  N3769L
                    B737-832                  N37700
                    B737-832                  N3771K
                    B757-232                  N67171
                    B767-332ER                N185DN
                    B767-332ER                N186DN
                    B767-332ER                N187DN
                    B767-332ER                N188DN
                    B767-332ER                N189DN
                    B767-332ER                N190DN
                    B767-332ER                N191DN
                    B767-332ER                N192DN
                    B767-432ER                N828MH
                    B767-432ER                N829MH
                    B767-432ER                N830MH
                    B767-432ER                N831MH
                    B767-432ER                N832MH
                    B767-432ER                N833MH